Exhibit 10.4

December 22, 2017

CP La Castellana SAU

Av. Tomas Edison 2701

Ciudad de Buenos Aires

Argentina

Attention: Fernando Bonnet/Ruben Vazquez

Re:	IFC Investment Number 39065

IIC Loan Number 12063-01

IDB Loan Number 3778C/OC-AR

C2F Loan Number 3778/CA-AR

La Castellana Wind Farm – Amendment and Waiver to Common Terms Agreement

Dear Mssrs.:

Reference is made to:

(a) the Common Terms Agreement dated October 20, 2017 (the “Common Terms Agreement”), between CP La Castellana S.A.U. (the “Borrower”), the Inter-American Investment Corporation (“IIC”) as senior lender, IIC in its separate capacity as agent of the Inter-American Development Bank, IIC in its separate capacity as agent acting on behalf of the Inter-American Development Bank, in its capacity as administrator of the Canadian Climate Fund for the Private Sector in the Americas, and International Finance Corporation (collectively, the “Senior Lenders”); and

(b) the waiver requests dated as of December 22, 2017, delivered by the Borrower to each Senior Lender (the “Waiver Requests”).

Capitalized terms used in this letter agreement and not otherwise defined herein shall have the meaning given to such terms in the Common Terms Agreement.

1. Waiver. The Senior Lenders, on and subject to the terms and conditions set forth in this amendment and waiver (this “Amendment and Waiver”) and pursuant to Section 7.08 (Amendments, Waivers and Consents) of the Common Terms Agreement, hereby:

(a)	waive, until the date on which the first Disbursement is made and the Existing Credit Facilities are repaid, the Event of Default set forth in Section 6.02(c) (Failure to Comply with Obligations) of the Common Terms Agreement arising out of the breach by the Borrower of Section 5.02(c) (Permitted Financial Debt) exclusively in respect of the Existing Credit Facilities (as this term is defined in the Waiver Requests) made to the Borrower; and

(b)	extend the deadline for the payment of the Outstanding Fees (as this term is defined in the Waiver Request) until the earlier of: (i) January 20, 2018, and (ii) the date of the first Disbursement of the Senior Loans.

2. Amendment. The Borrower and the Senior Lenders hereby amend the Common Terms Agreement pursuant to Section 7.08 (Amendments, Waivers and Consents) of the Common Terms Agreement as follows:

(a)	Section 1.01 (Definitions) is hereby amended by adding the following definition immediately following the “Event of Default” definition:

““Existing Credit Facilities” the loans made to the Borrower pursuant to (i) the credit agreement, dated as of November 10, 2017, among the Borrower and Galicia, (ii) the credit agreement, dated as of December 21, 2017, among the Borrower and Galicia, and (iii) the credit agreement, dated as of December 22, 2017, among the Borrower and Galicia;”

(b)	Section 1.01 (Definitions) is hereby amended by adding the following definition immediately following the “Transaction Documents” definition:

““Transmission and O&M Agreement” the agreement entitled “Contrato de Partes” entered into between the Borrower and the Transmission Contractor, dated as of August 11th, 2017.”

(c)	Section 1.01 (Definitions) is hereby amended by adding the following definition immediately following the “Transmission and O&M Agreement” definition:

““Transmission and O&M Direct Agreement” the agreement entitled “Transmission and O&M Direct Agreement” entered into between the Borrower, the Onshore Collateral Agent and the Transmission Contractor, relating to the Transmission and O&M Agreement.”

(d)	Section 1.01 (Definitions) is hereby amended by adding the following definition immediately following the “Galicia” definition:

““Galicia Intercreditor Agreement” the agreement entitled “Galicia Intercreditor Agreement” among the Senior Lenders, Galicia and the Eligible Hedge Providers in respect of intercreditor and security sharing matters;”

(e)	The definition of “CW Contract” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““CW Contract” the offer letter entitled “Carta Oferta Irrevocable para la Ejecución de la Obra Civil del Parque Eólico La Castellana” dated December 30, 2016, issued by the CW Contractor and accepted by the Borrower on December 30, 2016;”

(f)	The definition of “Direct Agreements” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Direct Agreements” collectively,

(i) the Omnibus Direct Agreement;

(ii) the CW Direct Agreement;

(iii) the EM Direct Agreement;

(iv) the Transmission and O&M Direct Agreement; and

(v) the Interconnection Direct Agreement;”

(g)	The definition of “Financing Documents” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Financing Documents” collectively,

(i) this Agreement;

(ii) the Senior Loan Agreements;

(iii) the Guarantee and Sponsor Support Agreement;

(iv) the Security Documents;

(v) the Required Hedge Agreements;

(vi) each Direct Agreement;

(vii) each Note;

(viii) each Fee Letter;

(ix) each Monitoring Agreement;

(x) the Intercreditor and Security Sharing Agreement; and

(xi) the Galicia Intercreditor Agreement;”

(h)	The definition of “Independent Engineer” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Independent Engineer” Mott MacDonald Limited, or any other Person appointed by the Senior Lenders and the Borrower to act as the independent engineer for purposes of the Project;”

(i)	The definition of “Insurance Consultant” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Insurance Consultant” INDECS Consulting Ltd, or any other Person appointed by the Senior Lenders and the Borrower to act as the insurance consultant for purposes of the Project;”

(j)	The definition of “Interconnection Agreement” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Interconnection Agreement” the agreement entitled “Convenio de Conexion” to be entered into between the Borrower and the Transmission Contractor;”

(k)	The definition of “Intercreditor and Security Sharing Agreement” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Intercreditor and Security Sharing Agreement” the agreement entitled “Intercreditor and Security Sharing Agreement” among the Senior Lenders, the Eligible Hedge Providers, the Offshore Collateral Agent and the Onshore Trustee in respect of intercreditor and security sharing matters;”

(l)	The definition of “Material Project Documents” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Material Project Documents” collectively,

(i) the PPA;

(ii) the FODER Joinder Agreement;

(iii) the Interconnection Agreement;

(iv) each Construction Contract;

(v) the O&M Contract;

(vi) each Acceptable Replacement Material Project Document;

(vii) the Usufruct Agreement;

(viii) the Transmission and O&M Agreement; and

(ix) each other document, contract and agreement entered into by the Borrower in connection with the Project under which the Borrower could reasonably be expected to have aggregate obligations or liabilities, actual or contingent, in excess of two million Dollars ($2,000,000) (or its equivalent in any other currency or currencies) or the breach or early termination of which could reasonably be expected to have a Material Adverse Effect;

(m)	The definition of “WKRA Required Balance” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““WKRA Required Balance” has the meaning assigned to it in the Onshore Trust Agreement;”

(n)	The definition of “Working Capital Reserve Account” set forth in Section 1.01 (Definitions) is hereby deleted in its entirety and replaced with the following:

““Working Capital Reserve Account” has the meaning assigned to it in the Onshore Trust Agreement;”

(o)	Section 4.01(a) (Conditions of First Disbursement; Transaction Documents) is hereby deleted in its entirety and replaced with the following:

“Transaction Documents. The Senior Lenders have received a copy of each Transaction Document (other than the Interconnection Agreement, the Interconnection Direct Agreement, the ECMA, the Asset Pledge Agreement, each document referred to in clauses (vi) and (ix) of the definition of “Material Project Documents”, and each document referred to in clause (ii) of the definition of “Project Documents”), each in form and substance satisfactory to the Senior Lenders, which shall have been entered into by all parties to them and shall have become (or, as the case may be, remain) unconditional and fully effective in accordance with their respective terms (except for this Agreement having become unconditional and fully effective, if that is a condition of any of those agreements).”

(p)	Section 4.01(u) (Conditions of First Disbursement; Construction Contractor Performance Guarantees) is hereby deleted in its entirety and replaced with the following:

“(u) Construction Contractor Performance Guarantees. The Senior Lenders have received evidence that (i) each Construction Contractor has delivered all standby letters of credit, performance bonds, guarantees or other securities required to be delivered under each of the relevant Construction Contracts and (ii) if given in favor of the Borrower, such standby letters of credit, performance bonds, guarantees or other securities have been assigned to the Offshore Collateral Agent in accordance with the Security Documents.”

(q)	Section 4.01 (Conditions of First Disbursement) is hereby amended by adding the following sub-clause (aa) immediately following sub-clause (z) thereof:

“(aa) Repayment of the Existing Credit Facilities.

(i)	Evidence that:

(A)	all Financial Debt incurred under, or in connection with, the Existing Credit Facilities has been fully repaid and discharged; or

(B)	the Borrower has made irrevocable arrangements to apply the proceeds of the first Disbursement to fully repay and discharge all Financial Debt incurred under, or in connection with, the Existing Credit Facilities, in which case the Borrower shall have delivered to the Senior Lenders, at least one Business Day prior to the proposed date for the first Disbursement, a certificate from its Auditors confirming that the proceeds of the Existing Credit Facilities were applied by the Borrower exclusively to the Project.

(ii)	A pay-off letter from Galicia, in form and substance reasonably satisfactory to the Senior Lenders (which shall provide evidence, inter alia, that all commitments under the Existing Credit Facilities have been irrevocably terminated), has been delivered to Bruchou, Fernández, Madero & Lombardi, counsel to Galicia, to be held in escrow and be released upon the first Disbursement.”

(r)	Section 5.01(b) (Affirmative Covenants; Use of Proceeds) is hereby deleted in its entirety and replaced with the following:

“(b) Use of Proceeds. Cause the financing specified in the Financial Plan to be applied:

(i)	first, towards repaying and discharging in full all Financial Debt incurred under, or in connection with, the Existing Credit Facilities, together with all fees, prepayment premiums, accrued and unpaid interest and breakage costs and other amounts owing thereunder that are due and payable (if any), but only to the extent the proceeds of the Existing Credit Facilities were applied by the Borrower exclusively to the Project; and

(ii)	then, exclusively to the Project.”

(s)	Section 5.01(t) (Affirmative Covenants; ECMA) is hereby deleted in its entirety and replaced with the following:

“(t) ECMA; Interconnection Agreement; Interconnection Direct Agreement.

(i)	No later than January 15, 2018, deliver a copy of the ECMA in form and substance satisfactory to the Senior Lenders, which shall have been entered into by all parties to it and shall have become unconditional and fully effective in accordance with its terms.

(ii)	No later than August 20, 2018, deliver a copy of the Interconnection Agreement and the Interconnection Direct Agreement in form and substance satisfactory to the Senior Lenders, which shall have been entered into by all parties to it and shall have become unconditional and fully effective in accordance with its terms.”

(t)	Section 5.02(c) (Negative Covenants; Permitted Financial Debt) is hereby deleted in its entirety and replaced with the following:

“(c) Permitted Financial Debt. Incur, assume or permit to exist any Financial Debt except:

(i)	the Senior Loans;

(ii)	the Galicia VAT Loan;

(iii)	any Financial Debt under the Required Hedge Agreement;

(iv)	any Sponsor Party Subordinated Loan;

(vi)	the PPA Performance Bond;

(vii)	any bond issued in favor of any Authority in connection with a request for the accelerated recovery of VAT refunds, provided, that, if available to the Borrower, such bond shall be a seguro de caución ;

(viii)	any letter of credit issued in connection with the Financing Documents to the extent any such letter of credit is without recourse to the Borrower and is subordinated to the Senior Loans in form and substance satisfactory to the Senior Lenders;

(ix)	Short-term Debt incurred in the ordinary course of business so long as the principal amount thereof does not exceed at any time one million five hundred thousand Dollars ($1,500,000) (or its equivalent in any other currency) in the aggregate; and

(viii)	the Existing Credit Facilities; provided that, any Financial Debt incurred under, or in connection with, the Existing Credit Facilities shall: (A) not exceed, at any time, an amount greater than fifty million nine hundred fifty thousand Dollars ($50,950,000), and (B) only be permitted until the date in which the first Disbursement of the Senior Loans is made.”

3. Representations and Warranties. The Borrower certifies that the representations and warranties contained in Section 3.01 (Representations and Warranties) of the Common Terms Agreement, as amended by this Amendment and Waiver, are true and correct in all material respects on and as of the date hereof with the same effect as if those representations and warranties had been made on and as of the date hereof, except with respect to those representations and warranties which by their express terms relate solely to an earlier date. The Borrower further represents and warrants that:

(a)	it has obtained all filings, registrations and Authorizations required for the validity and enforceability of this Amendment and Waiver and the Common Terms Agreement as hereby amended;

(b)	this Amendment and Waiver has been duly authorized and duly executed by it and constitutes its valid and legally binding obligation, enforceable in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, fraudulent, conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law);

(c)	neither the execution and delivery by it of this Amendment and Waiver nor the performance by it of its obligations hereunder and under the Common Terms Agreement as hereby amended will (a) contravene any judgment, decree or order or any law, rule or regulation applicable to it or any Authorization, (b) contravene or result in any breach of any of the terms of, or constitute a default or require any consent under the terms of, any indenture, mortgage, deed of trust, agreement or any other binding arrangement to which it is a party or by which it or any part of the Project is bound or to which it may be subject or (c) violate the terms of its Charter; and

(d)	except with respect to the Event of Default waived in Section 1 hereof, no Event of Default or Potential Event of Default has occurred and is continuing.

4. Incorporation by Reference. The provisions of Section 7.08 (Amendments, Waivers and Consents) and Section 7.05 (Applicable Law and Jurisdiction) of the Common Terms Agreement are incorporated in full herein by reference, mutatis mutandis, (and as if each reference to “this Agreement” or a “Financing Document” therein were a reference to this Amendment and Waiver).

5. Successors and Assigns. This Amendment and Waiver shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

6. Entire Agreement. Each of the undersigned parties hereby acknowledges and agrees that:

(a)	the Senior Lender’s approval of the waiver set forth in Section 1(b) is expressly subject to the condition that, not later than January 20, 2018, the Borrower shall have fully paid all Outstanding Fees (as this term is defined in the Waiver Request) to the Senior Lenders;

(b)	except as specifically contemplated in the preceding paragraphs, this Amendment and Waiver is not and shall not be deemed (i) a consent or waiver in connection with any matter related to the Financing Documents; (ii) a waiver of any right, remedy, power or privilege under any provision of any Financing Document; (iii) a waiver of any obligation under any provision of any Financing Document; (iv) a novation of any Financing Document; or (v) an amendment of any of the provisions of any Financing Document;

(c)	this Amendment and Waiver shall be deemed a “Financing Document” as such term is defined in the Common Terms Agreement and shall be administered and applied in accordance with the terms and provisions thereof; and

(d)	the effectiveness of this Amendment and Waiver shall be subject to the counter-signature of the Borrower below evidencing its acknowledgement and agreement with the terms of this letter agreement.

7. APPLICABLE LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument.

[Signature Pages Follow]

INTER-AMERICAN INVESTMENT CORPORATION

By:
Name:
Title:

INTER-AMERICAN INVESTMENT CORPORATION, acting as agent for the INTER-AMERICAN DEVELOPMENT BANK

By:
Name:
Title:

INTER-AMERICAN INVESTMENT CORPORATION, as agent acting on behalf of the INTER-AMERICAN DEVELOPMENT BANK, in its capacity as administrator of the CANADIAN CLIMATE FUND FOR THE PRIVATE SECTOR IN THE AMERICAS

By:
Name:
Title:

INTERNATIONAL FINANCE CORPORATION

By:
Name:
Title:

INTERNATIONAL FINANCE CORPORATION, as Implementing Entity

By:
Name:
Title:

Acknowledged and agreed by:

CP LA CASTELLANA S.A.U.

By:
Name:
Title: